WILLIAM BLAIR MUTUAL FUNDS, INC.
                              222 WEST ADAMS STREET
                             CHICAGO, ILLINOIS 60606
                                 (312) 364-8000

                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 1998

Effective January 1, 1999, Mr. W. George Greig is the portfolio manager for the International Growth Fund. Since 1996, when he joined William Blair & Company, L.L.C.'s Investment Management Department, Mr. Greig co-managed the Fund's portfolio with Mr. Norbert W. Truderung. The description of Mr. Truderung is deleted from the disclosure regarding the Portfolio Management of the International Growth Fund on page 17 of the Prospectus in the section entitled "International Growth Fund--Portfolio Management".

Supplement dated February 16, 1999.